UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   June 5, 2004

CANCERVAX CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-50440 (Commission File Number)	52-2243564 (I.R.S. Employer Identification No.)

2110 Rutherford Road, Carlsbad, CA	92008
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:   (760) 494-4200

Item 7. Financial Statements and Exhibits.
Item 9. Regulation FD Disclosure.
SIGNATURES
EXHIBIT 99.1
EXHIBIT 99.2
EXHIBIT 99.3
EXHIBIT 99.4
EXHIBIT 99.5
EXHIBIT 99.6

Item 7. Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.	Description
99.1	Power point presentation of Eric Rowinsky, M.D. and Donald L. Morton, M.D.
99.2	Power point presentation of David F. Hale
99.3	EGFR signaling pathway fact sheet
99.4	CancerVax Corporation fact sheet
99.5	Press release dated June 7, 2004
99.6	Press release dated June 7, 2004

Item 9. Regulation FD Disclosure.

     As previously announced in CancerVax Corporation’s June 3, 2004 press release, the Company hosted a live webcast on Saturday, June 5, 2004. Guest speakers on the webcast included Eric Rowinsky, M.D., Senior Scientist at the Institute for Drug Development of the Cancer Therapy and Research Foundation and Clinical Professor of Medicine, Division of Medical Oncology at the University of Texas Health Science Center, who discussed the role of the epidermal growth factor receptor (“EGFR”) signaling pathway in cancer. In addition, Donald L. Morton, M.D., Medical Director and Surgeon-in-Chief of the John Wayne Cancer Institute, discussed Canvaxin™, a specific active immunotherapy approach to the treatment of advanced-stage melanoma. The final speaker was David F. Hale, President and CEO of the Company, who provided a corporate update.

     A recording of this presentation is available at the Investor Relations section of the Company’s website at http://ir.cancervax.com. The webcast will be archived on this site for 60 days from the date of the presentation.

     A copy of the power point presentations of Drs. Rowinsky and Morton and of Mr. Hale are attached hereto as exhibits 99.1 and 99.2, respectively.

     While at the American Society of Clinical Oncology (“ASCO”) 2004 Annual Meeting in New Orleans, Louisiana, the Company distributed a fact sheet to certain individuals with respect to the EGFR signaling pathway and a fact sheet about the Company. These fact sheets are attached hereto as exhibits 99.3 and 99.4, respectively.

     On June 7, 2004, the Company announced that a cancer compound targeting the EGFR pathway for which the Company is seeking a license, demonstrated positive Phase 1/2 clinical trial results. This data was presented at the ASCO 2004 annual meeting. A press release announcing these results is attached hereto as exhibit 99.5.

     On June 7, 2004, the Company also announced retrospective analyses of Phase 2 clinical data on its investigational agent Canvaxin ™ in the treatment of patients with Stage IV melanoma. This data was presented at the ASCO 2004 annual meeting. A press release announcing the retrospective analyses is attached hereto as exhibit 99.6.

     The information in this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

2

SIGNATURES

     Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 5, 2004	CANCERVAX CORPORATION

	By:	/s/ William R. LaRue

William R. LaRue
Senior Vice President and
Chief Financial Officer

3